NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed
Pritchard Capital Partners, LLC
Energize 2009
January 13, 2009
Investor Presentation

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Forward-Looking Statements
◆ This presentation contains forward-looking statements.
◆ All forward-looking statements speak only as of the date of this presentation or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to the company or any person acting on the company’s behalf are qualified by the cautionary statements in this section. The company does not undertake any obligation to update or publicly release any revisions to forward-
 looking statements to reflect events, circumstances or changes in expectations after the date of this report.
◆ Actual experience may differ and such differences may be material.
◆ Backlog consists of written orders and estimates for our services which we believe to be firm. In many instances contracts are cancelable by customers so we may never realize some or all of our backlog, which may lead to lower than expected financial performance.
◆ Forward-looking statements are subject to uncertainties and risks which are disclosed in Geokinetics’ Annual Report on Form 10-K and Quarterly Reports on
 Form 10-Q.

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Corporate Information
Market Data (at 1/6/2009)
• Exchange/Ticker:  NYSE Alternext/GOK
• Market Capitalization:  $34.6 MM
• Enterprise Value $205.6 MM*
Trading Data (at 1/6/2009)
• Common Shares Out. 10.5 MM
• Avg. Volume (90 day)  53,714 shares/day
• Institutional Ownership 73%
Key Financial Data (at 9/30/2008)
• Cash    $17.3MM
• Debt   $94.0MM
• Debt to Total Cap 29.2%
•Debt, Preferred Equity and Cash as of 9/30/08.
Institutional ownership as reported by BigDough.

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

About Geokinetics

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Industry Dynamics
Source: Barclays Capital - The Original E&P Spending Survey , December 18, 2008
International Exploration and Production Expenditures ($B)

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

There’s No “Average” Job

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Leader in Transition Zone

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Emerging OBC Market
◆ Launched OBC operations Q4 2007
◆ Sole provider of Sercel SeaRay (2 Systems)
◆ Offshore capabilities up to 500 ft. water depth
◆ Expanding OBC capabilities near-term
 ▪ Enhancing operating efficiency
 ▪ Expanding operations
 ▪ One active crew, potential to split

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

The Value of Seismic Technology
“With 3-D seismic, we can understand the detailed geology much better than before. And that translates to opportunities to drill new wells to bolster production in mature fields.”
- ExxonMobil, The Lamp (2007 - Number 4)
Geokinetics OBC
Streamer

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

E&P Project Cycle
 Exploit
Seismic Data Acquisition and Processing
Needed at All Stages of the E&P Cycle
¿ Increase drilling success rates
¿ Reduce finding and development costs

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

International Trends
◆ 27 of the top 50 oil companies in the world are
 National Oil Companies (state majority-owned)
 (Source: Petroleum Intelligence Weekly)
◆ International projects are generally longer-term
◆ NOCs have different strategic rationales for investment
 (e.g., fund government budgets, generate foreign
 exchange reserves, create jobs, maintain desired
 import/export balance, etc.), making associated projects
 more resistant to budget cuts
◆ International projects are mainly targeted to oil prospects
◆ More moderate drops are expected in international E&P
 capex budgets (6% international versus 26% in U.S.)

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Global Seismic Crew Count
Data Source: IHS Energy.
Region
Nov-2007
Nov-2008
Change
U.S.
77
71
-6
Canada
17
14
-3
 U.S. & Canada
94
85
-9
Europe
27
38
+11
CIS
42
47
+5
Latin America
29
33
+4
Africa
56
73
+17
Middle East
16
35
+19
Far East
42
71
+29
 Outside U.S. & Canada
212
297
+85
World Total
306
382
+76
◆ International markets grew to
 78% of total market from
 69%, driven by NOCs and
 IOCs targeting primarily oil

◆ U.S. and Canadian markets
 declined to 22% of total
 market from 31%, due to
 weak commodity prices

◆ U.S. E&P spending in 2009
 expected to decline 26%,
 international E&P expected to
 decline only 6%
 (Source: Barclays Capital - The Original E&P Spending
 Survey 12/18/08)

◆ Global presence provides
 ability to redeploy assets
 to best markets

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Geophysical Market Overview
Company
Data Proc
& Interp

Eqpmt.
Land
OBC
US
Geokinetics
✓
✓
✓
Dawson
✓
✓
✓
Tidelands
✓
✓
PGS
✓
✓
✓
✓
BGP
✓
✓
✓
CGGVeritas (Sercel)
✓
✓
✓
✓
✓
WesternGeco
(Schlumberger)
✓
✓
✓
✓
Mitcham
✓
ION Geophysical
✓
✓
✓
Bolt Technologies
✓
OYO Geospace
✓

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Competitive Differentiation

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Choice of Leading Operators

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

2009 Business Strategy
Increase Profitability
Strengthen
Complementary
Service Offerings
¿ Leverage competitive advantage and expertise in
 difficult land environments and offshore shallow
 water zones to maximize profitability
¿ Better assist customers with full range of seismic services, from acquisition and processing to interpretation and management
¿ Redeploy assets to best markets
¿ Increase operational efficiencies
Strengthen
Advantage in
Key Markets
¿ Concentrate assets in regions/countries where we are strongest
¿ Long-term work opportunities, fewer mobilizations
Continue to Leverage
Competitive Advantage
Maintain Liquidity and
Strong Balance Sheet
¿ Disciplined spending - expect reduced and back-loaded
 2009 Cap-Ex budget
¿ Maintain debt at 30% of capital or less

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed
Customer-Driven Investments
◆ Customer demand drives investments in new capacity
103% CAGR
(Revenue)

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

International Revenue Rising
◆ Strong visibility for crew
 utilization through 2009

◆ Concentrating crews in
 markets offering long-term
 work opportunities keeps
 them working longer and
 improves margins
◆ International job sizes are
 increasing
◆ Can mobilize crews to most
 active markets worldwide to
 maximize utilization

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

U.S. Operations

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Global Operations

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Processing & Interpretation
Capabilities
◆ Full suite of onshore and offshore proprietary seismic data processing services and interpretation products
 ▪ Geophysical processing
 ▪ Interpretation / well log analysis (existing database)
 ▪ Software
 ▪ Consulting Services
◆ Advanced Technologies for processing new data and reprocessing old data with new methods
 ▪ AVO, pre-stack time and depth imaging
 ▪ Multi-component and 4D
◆ Global Reach
 ▪ Offices in US and UK
 ▪ P&I services stretch to all regions of the globe
◆ Complements data acquisition services
 ▪ GROWTH OPPORTUNITY for follow on work to Company field crews;
 currently less than 5%

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed
Financial Highlights

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Capitalization
12/31/2006
12/31/2007
9/30/2008
Cash, equivalents and restricted cash (1)
$ 22,059
$ 16,843
$ 17,321
Long-term debt and capital leases
(including current portion):
 Credit facility
0
40,537
40,935
 Floating rate notes
110,000
0
0
 Other debt
7,169
39,375
53,061
Total debt
117,169
79,912
93,996
Debt as % capitalization
58.1%
29.4%
29.2%
Convertible preferred stock
56,077
60,926
94,557(2)
Stockholders’ equity
28,595
130,965
133,809
Total capitalization
$201,841
$271,803
$322,362
(1) Includes $1.7 million, $1.3 million and $2.9 million of restricted cash at 12/31/06, 12/31/07 and 9/30/08, respectively.
(2) Completed the sale of 120,000 additional shares of convertible preferred stock and 240,000 warrants for gross proceeds of $30.0 million on July 28, 2008.

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed
Debt Status & Strategy
◆ $70 million Revolving Credit Facility ($40.9M @ 9/30/08)
 ▪ Financial Covenants:
 • Net Worth greater than $175M ($228M @ 9/30/08)
 • Fixed Charge Coverage > 1.10 (2.21 @ 9/30/08)
 • Capital Expenditures limited to $80M for 2008 & $50M for 2009
◆ CIT Capital Leases ($31.0M @ 9/30/08)
 • Net Worth & Fixed Charge Covenant Mirroring Above
◆ Expect debt reduction in 2009 resulting from cash flow
 from operations & lower capital expenditures
◆ 2009 Cap-Ex budget expected to be reduced and
 weighted to back half of 2009
 • Allows for decision point based on market & industry conditions
◆ Goal is to maintain at most 30% debt to capital with likely reduction

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Adjusted Revenue and
EBITDA Growth
Note: Adjusted EBITDA reflects $727k of Grant’s Abandoned IPO expenses and $12.9 million of expenses related to the Grant Acquisition consisting primarily of investment advisor and professional fees, payout under phantom stock plan and completion bonuses which are added back in 2006 as well as $3.2 million of one-time severance costs in 2007.

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Quarterly Results
Note: Adjusted EBITDA reflects $727k of Grant’s Abandoned IPO expenses and $12.9 million of expenses related to the Grant Acquisition consisting primarily of investment advisor and professional fees, payout under phantom stock plan and completion bonuses which are added back in 3Q06 as well as $3.2 million of one-time severance costs in 3Q07.
Pro Forma Quarterly Revenue ($MM)
Pro Forma Adjusted EBITDA ($MM)

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Rising Backlog
◆ NOC orders are 79%
 of international backlog
 (at 9/30/08)(1)
◆ TZ and OBC jobs are
 71% of international
 orders (at 9/30/08)
◆ International order
 book is focused on
 projects targeting oil
◆ North American
 cancellations between
 9/30/08 and 12/31/08
 have been more than
 offset by new
 international orders
*Includes a $59 million job in Argentina which has been removed from current backlog due to continued delays and uncertainty.
1. Includes backlog with NOC’s or partnerships including NOC’s
412
417
411
381
321
283
311
509

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Capital Investments
◆ 2007: Invested $95 million
 ▪ New state-of-the-art equipment
 (67% received in second half of year)
 ▪ Upgraded U.S. crews
 ▪ Expanded recording capacity
 ▪ Entered OBC market
◆ 2008: Cap-Ex budget of $80 million, $70 million
 invested through 9/30/08
 ▪ Focus on increasing international channel
 count and seabed acquisition capacity
◆ 2009: Expect Cap-Ex budget to be reduced from
 2008 and weighted to last half of the year for
 flexibility and liquidity
◆ Maintenance Cap-Ex has historically averaged 3%
 to 4% of revenues
◆ Capital investment decisions historically based
 on an average expected payback of
 less than three years EBITDA
Sercel SeaRay

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Comparative Valuation
GOK
Source: Bloomberg, as of January 2, 2009. Companies in comparison include GOK, TRMA, HLX, ALY, TGE, TTI, KEG, CPX, DWSN, WEL, IO, SPN,
SWSI, BAS, GLF, CBI, WG, CFW CN, ENG, GLBL, BJS, NGS, RES, TDW, BHI, MDI, OII, HAL, TCW CN, BOLT, FWLT, SGR, SLB, CLB, CRR.

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Book Value Per Share
*Book Value is based on Shareholders Equity and Shares Outstanding at 9/30/08.

NYSE Alternext: GOK - A World of Opportunities, Revealed
NYSE Alternext: GOK - A World of Opportunities, Revealed

Why Invest in GOK?